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                                                                    Exhibit 10.8

                           DEBT CONVERSION AGREEMENT

     The undersigned creditors of Gary Player Direct, Inc. ("GPDI") has received GPDI's Confidential Disclosure Memorandum dated June 4, 1999 (the "Memorandum"). GPDI has requested and the undersigned wishes to convert GPDI's outstanding debt to the undersigned into shares of the Common Stock of GPDI.

     Accordingly, the undersigned represents and warrants to, and agrees with, GPDI as follows:

     1. The undersigned agrees to convert all of GPDI's indebtedness to the undersigned (the "Debt"), into a whole number of shares of Common Stock of GPDI equal to the Debt divided by $2.00. No fractional shares of Common Stock will be issued and any fraction remaining after the foregoing division will be ignored.

     2.   The conversion will be deemed to occur effective September 30, 1999.

     3. The undersigned acknowledges receipt of the Memorandum. The undersigned believes it has received all information it considers necessary and appropriate for deciding whether to accept the conversion. The undersigned has had an opportunity to ask questions of and receive waivers from officers and directors of GPDI.

     4. The undersigned represents that it has not sold, transferred or assigned, and it agrees that it will not sell, transfer or assign, the Debt or any interest in the Debt to any person.

     5. The undersigned agrees to deliver against receipt of certificates evidencing the shares of Common Stock an acknowledgement that the Debt has been paid in full.

     6. The undersigned has enclosed an investment representation letter with respect to the GPDI shares to be named to the undersigned in exchange for the Debt.


        10/23/99                                  /s/ Sheldon I Silver
     --------------                               ------------------------------
     Date                                              [Signature]


                                                      Sheldon I. Silver
                                                  ------------------------------
                                                       [Print Name]


                              Account of Debt   $6,245.00
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